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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 20, 2002





                               BJ SERVICES COMPANY
             (Exact name of registrant as specified in its charter)

            Delaware                    001-10570              63-0084140
(State or other jurisdiction of   (Commission File Number   (I.R.S. Employer
         incorporation)                                    Identification No.)



                          5500 Northwest Central Drive
                              Houston, Texas              77092
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 462-4239

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Item 5.           Other Events

                  On February 20, 2002, BJ Services Company issued a press release announcing that it has signed a definitive merger agreement to acquire OSCA, Inc. for $28.00 per share. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

                  99.1     Press Release, dated February 20, 2002.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           BJ SERVICES COMPANY

                           By: /s/  Margaret Barrett Shannon
                               -----------------------------------------------
                                    Margaret Barrett Shannon
                                    Vice President -- General
                                    Counsel and Secretary

Date:    February 20, 2002